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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2004
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                           Sandy Spring Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


          Maryland                     0-19065                52-1532952
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(State or other jurisdiction      (Commission file           (IRS Employer
of incorporation)                      number)          Identification Number)


17801 Georgia Avenue, Olney, Maryland      20832
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(Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:  (301) 774-6400
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.
Item 7.01  Regulation FD Disclosure.

The following information is filed with the Securities and Exchange Commission under Item 5.02 and furnished to the Commission under Item 7.01 of this Form 8-K.

(b) Effective October 11, 2004, Lawrence T. Lewis, former Executive Vice President and Chief Investment Officer, of Sandy Spring Bancorp, Inc. and Sandy Spring Bank, who has retired, and James H. Langmead, former Executive Vice President and Chief Financial Officer, are no longer employed by the Company or the Bank.

(c) Philip Mantua has been appointed Executive Vice President and Chief Financial Officer of Sandy Spring Bancorp, Inc. and Sandy Spring Bank, effective October 12, 2004. Mr. Mantua also is responsible for the investment portfolio responsibilities of the former Chief Investment Officer.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. Not applicable.
(b) Pro forma financial information. Not applicable.
(c) Exhibits. Not applicable.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SANDY SPRING BANCORP, INC.

                                              By:  Hunter R. Hollar
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                                                   Hunter R. Hollar
                                                   President and
                                                   Chief Executive Officer

Dated: October 12, 2004